UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2023

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 31, 2023, BuzzFeed, Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The Notice has no effect at this time on the Company’s common stock or warrants, which continue to trade on The Nasdaq Global Market under the symbols “BZFD” and “BZFDW,” respectively.
In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until November 27, 2023 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If, at any time before the Compliance Date, the bid price for the Company’s common stock closes at $1.00 or more for at least 10 consecutive business days, unless the Staff exercises its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H), the Staff will provide written notification to the Company that it has regained compliance with the Bid Price Requirement.

If the Company is not in compliance with the Bid Price Requirement by the Compliance Date, the Company may qualify for a second 180 calendar day compliance period. To qualify, the Company would be required, among other things, to meet the continued listing requirement for the market value of publicly held shares, as well as the standards for initial listing on The Nasdaq Global Market with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the bid price deficiency during the second compliance period. If the Company does not qualify for, or fails to regain compliance during, a second compliance period, then the Staff will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to the Nasdaq Listing Qualifications Panel. However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination, such an appeal would be successful.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider available options to regain compliance with the Bid Price Requirement.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As discussed below in Item 5.07, on May 31, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”) and, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s second amended and restated certificate of incorporation to eliminate or limit the monetary liability of certain of the Company’s officers for breach of the fiduciary duty of care, as permitted by recent amendments to Section 102(b)(7) of the Delaware General Corporation Law (such amendment, the “Certificate of Amendment”). The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 2, 2023.

A description of the Certificate of Amendment is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 21, 2023 in connection with the Annual Meeting (the “2023 Proxy Statement”) in the section entitled “Proposal No. 2—Approval of Amendment to our Second Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted by Recent Amendments to the DGCL,” which description is incorporated herein by reference.

The description of the Certificate of Amendment in the 2023 Proxy Statement and in this Current Report on Form 8-K are both qualified in their entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.
As noted in Item 5.03 above, on May 31, 2023, the Company held the Annual Meeting. The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each proposal. For more information about these proposals, please refer to the 2023 Proxy Statement and, for Proposal 2, Item 5.03 above.
Proposal 1: Election of Directors
Janet Rollé and Adam Rothstein were elected to the Company’s board of directors as Class II directors, each to serve a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified. The results of the election were as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Janet Rollé	375,656,510	2,111,016	23,622,660
Adam Rothstein	377,275,267	492,259	23,622,660

Proposal 2: Amendment to Our Certificate of Incorporation

The stockholders approved the amendment of the Company’s second amended and restated certificate of incorporation to add a provision limiting the liability of certain of the Company’s officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
377,307,170	363,722	96,634	23,622,660

Proposal 3: Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstain
400,566,188	694,902	129,096

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of BuzzFeed, Inc. dated as of June 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 2, 2023
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer